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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                               SEPTEMBER 5, 1997
                               -----------------
                Date of Report (Date of earliest event reported)


                          CREDENCE SYSTEMS CORPORATION
                          ----------------------------
               (Exact name of registrant as specified in charter)

         DELAWARE                    0-22366                94-2878499
- -------------------------------   -------------        ---------------------
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)         Identification No.)


215 FOURIER AVENUE, FREMONT, CALIFORNIA  94539                92126
- ----------------------------------------------------------------------------
   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code    (510) 657-7400
                                                      --------------


                                      N/A
- ----------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     In a press release disseminated on September 5, 1997, the Registrant publicly announced that it has sold $100 million of 5 1/4% convertible subordinated notes due 2002. The Offering is expected to close on September 10, 1997 and the Registrant has granted to the initial purchaser a 30-day option to purchase an additional $15 million of notes to cover over-allotments, if any. A copy of the press release is attached hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     A copy of Registrant's press release announcing a private placement of convertible subordinated notes is attached hereto as an exhibit and incorporated herein by reference.

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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CREDENCE SYSTEMS CORPORATION
                                    ----------------------------
                                         (Registrant)


Date:  September 5, 1997        By  /s/ Richard Y. Okumoto
                                  ----------------------------
                                    Name:   Richard Y. Okumoto
                                    Title:  Executive Vice President, Chief
                                            Financial Officer and Secretary

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                               INDEX TO EXHIBITS


    Exhibit No.               Description                            Page
    -----------               -----------                            ----

    99.1             Press Release disseminated September 5, 1997